For Immediate Release

Investor contact:
Stacey Yonkus
212-609-4236
syonkus@liveperson.com

LivePerson Announces Third Quarter 2011 Financial Results

 -- Reports Record Revenue of $34.3 Million, a 22% Increase over Prior Year Period –

-- Income from Operations Increases 23% over Prior Year Period --

NEW YORK, November 3, 2011 /PRNewswire/ -- LivePerson, Inc. (Nasdaq: LPSN), a provider of real-time chat, voice, and content solutions that increase conversions and improve customer experience, today announced financial results for the third quarter ended September 30, 2011.

Revenue

Revenue for the third quarter was $34.3 million, a 22% increase from the third quarter of 2010, and an 8% sequential increase as compared to the second quarter of 2011.  Revenue from business operations for the third quarter was $30.8 million, a 25% increase as compared to the third quarter of 2010 and a 10% increase as compared to the second quarter of 2011.  Revenue from consumer operations for the third quarter was $3.6 million, which was flat when compared to the third quarter of 2010, and a 5% decrease as compared to the second quarter of 2011.

“The third quarter was another solid one for LivePerson, as we once again demonstrated strength in our core business,” said CEO Robert LoCascio.  “We deepened relationships with key customers in important verticals, with expansions in several large deployments.  In addition, more customers are now choosing to standardize LivePerson’s technology throughout their organizations globally - a position we intend to fortify with our newest product innovations that leverage our data intelligence platform, helping customers drive conversions and create meaningful connections online.”

Customer Expansion

LivePerson added 22 new enterprise and midmarket clients during the quarter, including:

•	Experian
•	U.S. Navy
•	A “big four” accounting firm
•	Siemens USA
•	A leading specialty food retailer
•	A global investment management firm

The Company also expanded business with:

•	Hewlett Packard
•	Telefónica O2
•	A major OEM of personal computers, cell phones and consumer electronics

•	A worldwide leader in software, services and solutions
•	A leading broadline retailer

Net Income

Net income for the third quarter of 2011 was $2.7 million or $0.05 per share as compared to $2.8 million or $0.05 per share in the third quarter of 2010, and net income of $2.2 million or $0.04 per share in the second quarter of 2011.  Net income for the nine months ended September 30, 2011 was $8.2 million or $0.15 per share compared to the same period last year of $6.5 million or $0.12 per share, for a 25% increase.

Adjusted Net Income and Adjusted EBITDA

LivePerson considers adjusted net income and adjusted earnings before other income/(expense), taxes, depreciation, amortization and stock-based compensation (adjusted EBITDA) to be important financial indicators of the Company's operational strength and the performance of its business. These results should be considered in addition to results prepared in accordance with generally accepted accounting principles (GAAP), but should not be considered as a substitute for, or superior to, GAAP results.

A reconciliation of the differences between adjusted EBITDA and adjusted net income, and the most comparable financial measure calculated and presented in accordance with GAAP, is presented under the heading "Reconciliation of Non-GAAP Financial Information to GAAP" immediately following the Condensed Consolidated Statements of Income included below.

The difference between adjusted EBITDA per share, a non-GAAP measure, and GAAP EPS, is interest, taxes, depreciation, amortization, stock-based compensation and other non-cash charges, if any.  The difference between adjusted net income per share and GAAP EPS is amortization of intangible assets and stock-based compensation.

Adjusted net income for the third quarter of 2011 was $4.8 million or $0.09 per share, as compared to $4.6 million or $0.09 per share in the third quarter of 2010, and $4.2 million or $0.08 per share in the second quarter of 2011.

Adjusted EBITDA for the third quarter of 2011 was $8.9 million or $0.16 per share, as compared to $7.5 million or $0.14 per share in the third quarter of 2010, and $7.0 million or $0.13 per share in the second quarter of 2011.

Cash

The Company's cash balance was $80.9 million at September 30, 2011 as compared to $74.4 million as of June 30, 2011.  The Company generated $5.6 million of cash from operations in the third quarter.  Also during the third quarter, the Company incurred planned capital expenditures related primarily to the purchase of servers and computer networking equipment, and leasehold improvements, resulting in a cash outlay of approximately $1.9 million.

Financial Expectations

Following is the Company's current expectation for financial and operating performance:

Fourth Quarter 2011

•	Revenue of $36.5 - $37.0 million
•	Adjusted EBITDA of $0.14 - $0.16 per share
•	Adjusted net income per share of $0.08 - $0.10
•	GAAP EPS of $0.04 - $0.06
•	Fully diluted share count of approximately 56.5 million

Full Year 2011

•	Revenue of $133.0 - $133.5 million
•	Adjusted EBITDA of $0.60 - $0.63 per share
•	Adjusted net income per share of $0.33 - $0.36
•	GAAP EPS of $0.20 - $0.22
•	Fully diluted share count of approximately 56.5 million

Other Full Year 2011 Assumptions

•	Amortization of intangibles of approximately $1.0 million
•	Stock-compensation expense of approximately $7.0 million
•	Depreciation of approximately $7.0 million
•	Effective tax rate of approximately 38%
•	Cash tax rate of approximately 38%
•	Capital expenditures of approximately $8.0 million

Stock-Based Compensation

Included in the accompanying financial results are expenses related to stock-based compensation, as follows (in thousands):

	3 months ended	9 months ended
	September 30, 2011	September 30, 2011
Cost of revenue	$212	$758
Product development	417	1,299
Sales and marketing	427	1,206
General and administrative	680	1,688
Total	$1,736	$4,951

Amortization of Intangible Assets

Included in the accompanying financial results are expenses related to the amortization of intangible assets, as follows (in thousands):

	3 months ended	9 months ended
	September 30, 2011	September 30, 2011
Cost of revenue	$307	$921
General and administrative	11	32
Total	$318	$953

Earnings Teleconference and Video Discussion Information

The Company will discuss its third quarter 2011 financial results during a teleconference today, November 3, 2011, at 5:00 p.m. ET.  To participate via telephone domestic callers (U.S. and Canada) should dial 877-507-3684, while International callers should dial 706-634-9559, both should reference the conference ID "22275954."  The conference call will also be simulcast live on the Internet and can be accessed by logging onto the investor relations section of the Company’s web site at http://www.liveperson.com/about/ir.

If you are unable to participate on the live call, the teleconference will be available for replay approximately two hours after the call.  To access the replay, please call 855-859-2056 (U.S. and Canada) or 404-537-3406 (international).  Please reference the conference ID "22275954."

The Company will also post a video discussion of its third quarter 2011 results on YouTube. To view, click on the following link: http://www.youtube.com/user/myliveperson.

About LivePerson

LivePerson,Inc. (Nasdaq: LPSN) offers a platform that enables businesses to proactively connect in real-time with their customers via chat, voice, and content delivery at the right time, through the right channel, including websites, social media and mobile devices. This "intelligent engagement" is driven by real-time behavioral analytics, producing connections based on a true understanding of business objectives and customer needs.

More than 8,500 companies rely on LivePerson's platform to increase conversions and improve customer experience, including Hewlett-Packard, IBM, Microsoft, Verizon, Sky, Walt Disney, PNC, QVC and Orbitz.

LivePerson has received the CODiE award for Best Ecommerce Solution in 2011, and has been named one of America's 25 Fastest-Growing Tech Companies by Forbes in 2011, and a Company of the Year by Frost and Sullivan in 2010.  LivePerson is headquartered in New York City with offices in San Francisco, Tel Aviv, Atlanta, London and Melbourne, Australia.

Non-GAAP Financial Disclosure

Investors are cautioned that the adjusted EBITDA, or earnings/(loss) before other income/(expense), taxes, depreciation, amortization and stock-based compensation, and adjusted net income, or net income excluding amortization of intangible assets and stock-based compensation, information contained in this press release are not financial measures under generally accepted accounting principles.  In addition, they should not be construed as alternatives to any other measures of performance determined in accordance with generally accepted accounting principles, or as indicators of our operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that they fail to address.  We present this financial information because we believe that it is helpful to some investors as a measure of our performance.  We caution investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare our current results with our results from other reporting periods and with the results of other companies.

Safe Harbor Provision

Statements in this press release regarding LivePerson that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements.  Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  It is routine for our internal projections and expectations to change as the quarter and year progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change.  Although these expectations may change, we are under no obligation to inform you if they do.  Actual events or results may differ materially from those contained in the projections or forward-looking statements.  Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: potential fluctuations in our quarterly and annual results; the adverse effect that the global recession may have on our business; competition in the real-time sales, marketing, customer service and online engagement solutions market; our ability to retain existing clients and attract new clients; risks related to new regulatory or other legal requirements that could materially impact our business; impairments to goodwill that result in significant charges to earnings; volatility of the value of certain currencies in relation to the US dollar, particularly the New Israeli Shekel, U.K. pound and Euro; risks related to our international operations, particularly our operations in Israel, and the civil and political unrest in that region; responding to rapid technological change and changing client preferences; our ability to retain key personnel and attract new personnel; risks related to the operational integration of acquisitions; technology systems beyond our control and technology-related defects that could disrupt the LivePerson services; privacy concerns relating to the Internet that could result in new legislation or negative public perception; risks related to the regulation or possible misappropriation of personal information; legal liability and/or negative publicity for the services provided to consumers via our technology platforms; risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties; and risks related to our common stock being traded on more than one market, which may result in additional variations in the trading price of our common stock.  This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements.  Readers are referred to the reports and documents filed from time to time by us with the Securities and Exchange Commission for a discussion of these and other important risk factors that could cause actual results to differ from those discussed in forward-looking statements.

LivePerson, Inc.
Condensed Consolidated Statements of Income
(In Thousands, Except Share and Per Share Data)
Unaudited

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Revenue	$34,347	$28,221	$96,581	$79,927

Operating expenses:
Cost of revenue	8,368	7,595	25,148	21,405
Product development	5,266	3,940	14,658	11,454
Sales and marketing	9,907	8,289	28,146	24,431
General and administrative	5,689	4,178	15,037	12,145
Amortization of intangibles	11	83	32	249
Total operating expenses	29,241	24,085	83,021	69,684

Income from operations	5,106	4,136	13,560	10,243

Other (expense) income, net	(762)	73	(370)	36

Income before provision for income taxes	4,344	4,209	13,190	10,279

Provision for income taxes	1,609	1,444	5,028	3,762

Net income	$2,735	$2,765	$8,162	$6,517

Basic net income per common share	$0.05	$0.05	$0.16	$0.13

Diluted net income per common share	$0.05	$0.05	$0.15	$0.12

Weighted average shares outstanding used in basic net
income per common share calculation	53,109,824	50,976,468	52,642,700	50,578,801

Weighted average shares outstanding used in diluted net
income per common share calculation	55,736,089	53,302,655	55,240,235	52,935,805

LivePerson, Inc.
Reconciliation of Non-GAAP Financial Information to GAAP
(In Thousands, Except Share and Per Share Data)
Unaudited

Unaudited Supplemental Data

The following information is not a financial measure under generally accepted accounting principles (GAAP). In addition, it should not be construed as an alternative to any other measures of performance determined in accordance with GAAP, or as an indicator of our operating performance, liquidity or cash flows generated by operating, investing and financing activities as there may be significant factors or trends that it fails to address. We present this financial information because we believe that it is helpful to some investors as one measure of our operations. We caution investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare our results with our results from other reporting periods and with the results of other companies.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net income in accordance with generally
accepted accounting principles	$2,735	$2,765	$8,162	$6,517
Add/(less):
(a) Amortization of intangibles	318	390	953	1,169
(b) Stock-based compensation	1,736	1,429	4,951	3,602
(c) Depreciation	1,704	1,553	4,928	3,888
(d) Provision for income taxes	1,609	1,444	5,028	3,762
(e) Other expense (income), net	762	(73)	370	(36)
Adjusted EBITDA (1)	$8,864	$7,508	$24,392	$18,902
Diluted Adjusted EBITDA per common share	$0.16	$0.14	$0.44	$0.36

Weighted average shares used in diluted adjusted EBITDA
per common share	55,736,089	53,302,655	55,240,235	52,935,805

Net income in accordance with generally
accepted accounting principles	$2,735	$2,765	$8,162	$6,517
Add:
(a) Amortization of intangibles	318	390	953	1,169
(b) Stock-based compensation	1,736	1,429	4,951	3,602
Adjusted net income	$4,789	$4,584	$14,066	$11,288
Diluted adjusted net income per common share	$0.09	$0.09	$0.25	$0.21

Weighted average shares used in diluted adjusted net income
per common share	55,736,089	53,302,655	55,240,235	52,935,805

Adjusted EBITDA	$8,864	$7,508	$24,392	$18,902
Add/(less):
(a) Changes in operating assets and liabilities	(722)	(2,260)	(1,719)	(7,712)
(b) Provision for doubtful accounts	110	50	230	65
(c) Provision for income taxes	(1,609)	(1,444)	(5,028)	(3,762)
(d) Deferred income taxes	(243)	180	(58)	138
(e) Other (expense) income, net	(762)	73	(370)	36
Net cash provided by operating activities	$5,638	$4,107	$17,447	$7,667

(1)  Earnings/(loss) before other income/(expense), taxes, depreciation, amortization, stock-based compensation and other non-cash charges.

LivePerson, Inc.
Condensed Consolidated Balance Sheets
(In Thousands)
Unaudited

	September 30, 2011	December 31, 2010

ASSETS

Current assets:
Cash and cash equivalents	$80,862	$61,336
Accounts receivable, net	19,695	16,491
Prepaid expenses and other current assets	4,279	6,341
Deferred tax assets, net	1,572	1,529
Total current assets	106,408	85,697

Property and equipment, net	13,440	12,762
Intangibles, net	1,171	2,124
Goodwill	24,090	24,015
Deferred tax assets, net	3,891	3,876
Deferred implementation costs, net of current	230	164
Security deposits	353	499
Other assets	1,599	2,006
Total assets	$151,182	$131,143

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$6,326	$6,416
Accrued expenses	10,240	12,111
Deferred revenue	5,851	5,570
Total current liabilities	22,417	24,097

Deferred revenue, net of current	1,081	513
Other liabilities	1,599	1,890
Total liabilities	25,097	26,500

Commitments and contingencies

Total stockholders' equity	126,085	104,643
Total liabilities and stockholders' equity	$151,182	$131,143